                              POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Donald D. Holmes and William J. Rotenberry, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned as a director and/or officer of Scotsman Industries, Inc., a Delaware corporation (the "Company"), to sign a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the Company's Common Stock, par value $0.10 per share, and unsecured notes or other unsecured evidences of indebtedness of the Company and/or one or more of its subsidiaries, and any and all amendments (including post-effective amendments) to such Registration Statement, as well as any related registration statements (or amendment thereto) filed pursuant to Rule 462(b) promulgated under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.




                                                R. C. Osborne
                                                -----------------------------
                                                (R. C. Osborne)

                              POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Richard C. Osborne, Donald D. Holmes and William J. Rotenberry, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned as a director and/or officer of Scotsman Industries, Inc., a Delaware corporation (the "Company"), to sign a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the Company's Common Stock, par value $0.10 per share, and unsecured notes or other unsecured evidences of indebtedness of the Company and/or one or more of its subsidiaries, and any and all amendments (including post-effective amendments) to such Registration Statement, as well as any related registration statements (or amendment thereto) filed pursuant to Rule 462(b) promulgated under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                D.C. Clark
                                                -----------------------------
                                                (D.C. Clark)

                              POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Richard C. Osborne, Donald D. Holmes and William J. Rotenberry, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned as a director and/or officer of Scotsman Industries, Inc., a Delaware corporation (the "Company"), to sign a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the Company's Common Stock, par value $0.10 per share, and unsecured notes or other unsecured evidences of indebtedness of the Company and/or one or more of its subsidiaries, and any and all amendments (including post-effective amendments) to such Registration Statement, as well as any related registration statements (or amendment thereto) filed pursuant to Rule 462(b) promulgated under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                T.C. Collins
                                                -----------------------------
                                                (T.C. Collins)

                              POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Richard C. Osborne, Donald D. Holmes and William J. Rotenberry, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned as a director and/or officer of Scotsman Industries, Inc., a Delaware corporation (the "Company"), to sign a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the Company's Common Stock, par value $0.10 per share, and unsecured notes or other unsecured evidences of indebtedness of the Company and/or one or more of its subsidiaries, and any and all amendments (including post-effective amendments) to such Registration Statement, as well as any related registration statements (or amendment thereto) filed pursuant to Rule 462(b) promulgated under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                F.W. Considine
                                                -----------------------------
                                                (F.W. Considine)

                              POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Richard C. Osborne, Donald D. Holmes and William J. Rotenberry, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned as a director and/or officer of Scotsman Industries, Inc., a Delaware corporation (the "Company"), to sign a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the Company's Common Stock, par value $0.10 per share, and unsecured notes or other unsecured evidences of indebtedness of the Company and/or one or more of its subsidiaries, and any and all amendments (including post-effective amendments) to such Registration Statement, as well as any related registration statements (or amendment thereto) filed pursuant to Rule 462(b) promulgated under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                G.D. Kennedy
                                                -----------------------------
                                                (G.D. Kennedy)

                              POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Richard C. Osborne, Donald D. Holmes and William J. Rotenberry, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned as a director and/or officer of Scotsman Industries, Inc., a Delaware corporation (the "Company"), to sign a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the Company's Common Stock, par value $0.10 per share, and unsecured notes or other unsecured evidences of indebtedness of the Company and/or one or more of its subsidiaries, and any and all amendments (including post-effective amendments) to such Registration Statement, as well as any related registration statements (or amendment thereto) filed pursuant to Rule 462(b) promulgated under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                R.G. Rettig
                                                -----------------------------
                                                (R.G. Rettig)

                              POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Richard C. Osborne, Donald D. Holmes and William J. Rotenberry, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned as a director and/or officer of Scotsman Industries, Inc., a Delaware corporation (the "Company"), to sign a Registration Statement on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the Company's Common Stock, par value $0.10 per share, and unsecured notes or other unsecured evidences of indebtedness of the Company and/or one or more of its subsidiaries, and any and all amendments (including post-effective amendments) to such Registration Statement, as well as any related registration statements (or amendment thereto) filed pursuant to Rule 462(b) promulgated under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                R.L. Thomas
                                                -----------------------------
                                                (R.L. Thomas)